Johnson Investment Counsel, Inc. is proud to announce
that five of our Johnson Mutual Funds were listed
in the Cincinnati Business Courier list of the
25 "Best-Performing Tri-State Mutual Funds"
in their April 13, 2007 edition, based on the trailing one year total return as of March 1, 2007.

Johnson Realty Fund was listed as the
#1 Best-Performing Tri-State Mutual Fund, of the 40 mutual funds reviewed, for the second consecutive year.

Please click the link below
to view a recent interview with Tim Johnson,
where he discusses the Johnson Mutual Funds
and our thoughts on the market with
Doug Bolton of the Cincinnati Business Courier.

http://www.cetconnect.org/current_affairs/index.asp?t=Business+Matters

For more information about Johnson Mutual Funds and our services, please visit www.johnsoninv.com

The performance data quoted reflects past performance, and is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. Please contact Johnson Mutual Funds at 513-661-3100 or toll-free at 800-541-0170 to obtain the performance of the most recent month-end. The investment return and principal value of a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

An investor should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the fund's prospectus. Please read the prospectus carefully before investing.

The Cincinnati Business Courier Rankings, which include all Tri-State Area Mutual Funds, has been using its current criteria for a fund’s inclusion and ranking since 2004. During that time, the Realty Fund’s ranking was 6th 2005(ranking was as of December 31, 2004), 1st in 2006 (ranking was as of March 1, 2006) and 1st in 2007 (ranking was as of March 1, 2007).